Exhibit 99.1

RGA: A Global Leader Reinsurance Group of America, Incorporated (NYSE: RGA) is a FORTUNE 500 company with approximately $3.4 trillion of life reinsurance in force and assets of $89.1 billion as of March 31, 2023. Founded in 1973, RGA celebrates its 50th anniversary in 2023. Over the past five decades, RGA has become one of the world’s largest and most respected reinsurers and is listed among Fortune's World's Most Admired Companies. RGA specializes in life and health reinsurance and financial solutions that help clients effectively manage risk and optimize capital. RGA is widely recognized for superior risk management and underwriting expertise, innovative product design, and dedicated client focus. The global organization is guided by a fundamental purpose: to make financial protection accessible to all. INVESTOR DAY 2023 RGA’s teams of dedicated professionals draw upon deep experience, proven capabilities, and a diversified global enterprise to develop tailored client solutions, providing: Superior understanding of mortality and morbidity risks, built on RGA’s extensive database World-class facultative underwriting, specializing in large cases and substandard risks Shared medical underwriting knowledge, developed from leading-edge research Digital solutions that streamline processes and improve consumer engagement Advanced data analytics capabilities to derive actionable insights from new sources of information Innovative product development to support business growth Expert claims handling to reduce costs Competitive pricing to transfer mortality, morbidity, and longevity risk and reduce capital requirements Financial solutions to help insurers improve capital efficiency, meet regulatory requirements, and achieve business goals

Ratings

Financial Strength Ratings	S&P	A.M. Best	Moody's
RGA Reinsurance Company	**AA-** Very Strong	**A+** Superior	**A1** Good
RGA Americas Reinsurance Company, Ltd.	**AA-** Very Strong	**A+** Superior	
RGA Life Reinsurance Company of Canada	**AA-** Very Strong	**A+** Superior	
RGA Reinsurance Company of Australia Limited	**AA-** Very Strong		
RGA International Reinsurance Company dac	**AA-** Very Strong		
RGA Global Reinsurance Company, Ltd.	**AA-** Very Strong		
RGA Worldwide Reinsurance Company, Ltd.	**AA-** Very Strong		
RGA Reinsurance Company (Barbados) Ltd.	**AA-** Very Strong		
RGA Atlantic Reinsurance Company Ltd.	**AA-** Very Strong	**A+** Superior	
Omnilife Insurance Company Limited	**A+** Strong		
Aurora National Life Assurance Company		**A+** Superior	

RGA Senior Debt Ratings	
S&P	**A** Strong
A.M. Best	**a-** Excellent
Moody's	**Baa1** Medium

All ratings on stable outlook.

RGA 50 INVESTOR DAY 2023

Awards and Recognitions #1 in Global Business Capability In 2022, RGA was ranked #1 for the 12th consecutive year on NMG Consulting’s Global All Respondents Business Capability Index (BCI), based on feedback from life and health insurance companies worldwide. Life Reinsurer of the Year RGA Middle East was honored as “Life Reinsurer of the Year” by Middle East Insurance Review at the 9th Middle East Insurance Industry Awards 2022. Life Reinsurer of the Year RGA was recognized by Asia Insurance Review as “Life Reinsurer of the Year” at the 2021 Asia Insurance Industry Awards. Bloomberg Gender Equality Index RGA was recognized on the 2023 Bloomberg Gender Equality Index for a commitment to diversity and inclusion. Fortune 500 RGA ranks #257 on the 2023 Fortune 500 list, which ranks U.S.-based companies by total revenues. World’s Most Admired Companies RGA was named to the 2023 Fortune World’s Most Admired Companies list based on criteria including the company’s value as a long-term investment, quality of management, innovativeness, community responsibility, and the ability to attract and retain talent, among other criteria. INVESTOR DAY 2023

INVESTOR DAY 2023 Anna Manning FSA, FCIA Chief Executive Officer Reinsurance Group of America, Incorporated Anna Manning is Chief Executive Officer and a Director of Reinsurance Group of America, Incorporated (RGA). She has been CEO since January 1, 2017. Anna has more than four decades of insurance industry leadership experience. Before joining RGA, she spent nearly two decades with the Toronto office of Towers Perrin’s Tillinghast insurance consulting practice, where she provided consulting services to the insurance industry in mergers and acquisitions, value-added performance measurement, product development, and financial reporting. She first joined RGA in 2007. From 2008 until 2011, she served as Executive Vice President and Chief Operating Officer for RGA’s International Division. In 2011 she was named Executive Vice President and Head of U.S. Markets and later assumed responsibility for RGA’s Mexican and Latin American markets as well. In 2014 Anna was named Senior Executive Vice President, Global Structured Solutions, with responsibilities for leading RGA’s transactional businesses. She was named President of the company in 2015. Anna is Chair of the Longer Life Foundation, a not-for-profit collaboration between RGA and Washington University School of Medicine in St. Louis that supports and funds groundbreaking research on longevity and wellness. She is also on the Board of Directors of the Geneva Association, a leading international think tank of the insurance industry. Anna is a member of the BJC HealthCare Board, one of the largest nonprofit health care organizations in the United States, and a member of Greater St. Louis, Inc., an organization that brings together business and civic leaders to create jobs, expand inclusive economic growth, and improve St. Louis’ global competitiveness. Anna is a Fellow of the Society of Actuaries (FSA) and of the Canadian Institute of Actuaries (FCIA). She received a Bachelor of Science (B.Sc.) degree in Actuarial Science from the University of Toronto. Tony Cheng  FIAA President Reinsurance Group of America, Incorporated Tony Cheng is President and a Director of RGA. Prior to being named President in January 2023, Tony was Executive Vice President, Head of EMEA, Asia, and Australia, providing executive oversight for the company’s operations in those regions. He is a member of RGA's Executive Committee. Tony joined RGA in 1997 as Chief Actuary of Malaysian Life Reinsurance Group Berhad, RGA’s joint venture with the Life Insurance Association of Malaysia. In 2004, Tony was named Chief Executive Officer of RGA's Hong Kong office, responsible for all business activity in Hong Kong and Southeast Asia, and in 2011, he was named Senior Vice President, Asia, an expanded role incorporating overall management of RGA Asia. Tony received a Bachelor of Economics (B.Ec.) degree from Macquarie University in Sydney, Australia and an M.B.A. from Washington University in St. Louis’ Olin Business School. He is a Fellow of the Institute of Actuaries of Australia (FIAA). An active participant and past President of the Actuarial Society of Hong Kong, he has also served as a council member for the Society and as a past Chair of its Experience and Life Committees.

INVESTOR DAY 2023 Ron Herrmann CFP Executive Vice President,  Head of U.S. and Latin American Markets Reinsurance Group of America, Incorporated Ron Herrmann is Executive Vice President, Head of U.S. and Latin American Markets for RGA. He oversees U.S. Mortality Markets, U.S. Individual Health, U.S. Group Reinsurance, and RGA Latin America. He is a member of RGA's Executive Committee. Ron joined RGA in 2020 after more than 20 years in senior-level positions at major life and multiline insurance companies. Most recently, he served as Head of Individual Life and Employee Benefits at Equitable and was also a member of the company’s Operating Committee. He brings to RGA extensive corporate transactional experience. Over the course of his career, Ron has served in strategic roles in mergers, spin-offs, and acquisitions with both the acquiring and acquired entities. In addition, Ron has held senior sales and sales management roles for three large national and international insurance companies. Ron graduated from Penn State University with a Bachelor of Science (B.S.) degree in finance. He is a Certified Financial PlannerTM and a member of the American Council of Life Insurers, sitting on the CEO Steering Committees for Consumer Issues, Prudential Issues, and Taxation, and its Reinsurance Executive Council. He is also active with LIMRA and FINSECA. Lawrence S. Carson  FSA Executive Vice President,  Global Financial Solutions Reinsurance Group of America, Incorporated Lawrence S. (Larry) Carson is Executive Vice President, Global Financial Solutions (GFS) for RGA. He leads the GFS team worldwide and oversees all GFS product lines, including asset-intensive, longevity, and capital solutions. He is a member of RGA’s Executive Committee.  Larry joined RGA in 1999 and has held a series of roles of increasing responsibility within GFS, from Pricing to Business Development. Prior to his current role, he was GFS’s Chief Actuary, overseeing all aspects of pricing and risk management.  Before joining RGA, Larry was with the actuarial firm of Milliman and Robertson (now Milliman Inc.), where he worked on demutualizations, mergers and acquisitions valuations, and market conduct class-action settlements. Previously, he was with Equitable Life Assurance Society, where he held several actuarial positions. Larry received a Bachelor of Arts (A.B.) degree (cum laude) in mathematics from Harvard University. He is a Fellow of the Society of Actuaries (FSA) and has served in various roles with the Society’s Reinsurance Section Council. He has also served on the American Academy of Actuaries’ Life Reinsurance Work Group and has spoken at numerous industry events.

INVESTOR DAY 2023 Leslie Barbi   Executive Vice President, Chief Investment Officer  Reinsurance Group of America, Incorporated Leslie Barbi is Executive Vice President and Chief Investment Officer for RGA. She leads RGA’s Investment Management team, directs the company’s investment policy and strategy, and manages the global asset portfolio. She is a member of RGA’s Executive Committee. Leslie joined RGA in 2020, bringing more than 25 years of experience in investment management, including 15 years of investment leadership in the insurance industry. Most recently, she was with Northwestern Mutual Life Insurance Company, where she served as Executive Officer – Senior Vice President, Head of Public Investments. In this role, she led a team that actively managed $120 billion in fixed income portfolios, directing portfolio management, research, trading, strategy, and the asset/liability management and derivatives team. In addition, she served on multiple strategic committees, including the Investment Committee, and was a board member of Northwestern Mutual’s Wealth Management Company. Prior to Northwestern Mutual, Leslie was Senior Managing Director, Head of Public Fixed Income at The Guardian Life Insurance Company of America. In this role, she managed $36 billion in fixed income assets and was responsible for oversight of the investment process, which included a focus on process improvement, talent development and retention, strategy development for portfolio construction, and risk management. Earlier in her career, Leslie held senior positions at Goldman Sachs Asset Management and at Pacific Investment Management Company (PIMCO). Leslie received her Bachelor of Arts (A.B.) degree in economics from Harvard University and her M.B.A. degree in finance from the University of Chicago. Active in the industry, she has served for eight years on the advisory board of the Fixed Income Forum, an industry organization comprising heads of fixed income or chief investment officers of approximately 50 buy-side firms. Jonathan Porter  FSA, FCIA Executive Vice President, Global Chief Risk Officer Reinsurance Group of America, Incorporated Jonathan Porter is Executive Vice President and Global Chief Risk Officer for RGA. He leads RGA’s global enterprise risk management efforts and directs corporate pricing oversight. He is a member of RGA’s Executive Committee.  Jonathan has deep insights into RGA’s global business, having previously served as Chief Pricing Actuary of International Markets, and more recently as Senior Vice President, Global Analytics and In-Force Management, which he continues to lead.  Before joining RGA in 2008, Jonathan worked for Manulife Financial for almost 15 years, where his last position was Chief Financial Officer, U.S. Life Insurance. Jonathan received a Bachelor of Mathematics (BMath) degree from the University of Waterloo. He is a Fellow of the Society of Actuaries (FSA) and a Fellow of the Canadian Institute of Actuaries (FCIA).

INVESTOR DAY 2023 Todd C. Larson  Senior Executive Vice President and Chief Financial Officer  Reinsurance Group of America, Incorporated Todd C. Larson is Senior Executive Vice President and Chief Financial Officer of RGA. Named to this post in May 2016, he is responsible for RGA’s financial and capital management as well as for its financial reporting functions. These functions include: oversight of enterprise financial management and controls; capital market issuances by the company; development and submission of all filings required by the Securities and Exchange Commission and other regulatory bodies; and communication of corporate and financial information to the rating and investment communities. He is a member of RGA’s Executive Committee. Previously, Todd was Executive Vice President, Chief Risk Officer of RGA, a role that incorporated management of RGA’s global enterprise risk and corporate pricing oversight. Prior to that, he was Executive Vice President, Corporate Finance and Treasurer, responsible for coordinating external reporting, management of financial reporting for RGA’s various operating segments and subsidiaries, and RGA’s capital management and treasury functions. Todd joined RGA in 1995 as Vice President and Controller. Previously, he was Assistant Controller for Northwestern Mutual Life Insurance Company. He started his career with KPMG Peat Marwick LLP in Chicago, where he was a senior manager in the audit practice. Todd received his Bachelor of Science (B.S.) degree in Accountancy from Northern Illinois University. J. Jeffrey Hopson  CFA Senior Vice President, Investor Relations Reinsurance Group of America, Incorporated J. Jeffrey (Jeff) Hopson is Senior Vice President, Investor Relations for RGA. He is responsible for managing RGA’s financial communications with the investment community. Jeff, who came to RGA in September 2013, has several decades of experience in the field of investment analysis, following a wide range of life and property-casualty insurance and asset management firms. A ten-time All-Star Analyst in The Wall Street Journal’s annual Best of the Street poll, Jeff is also a member of the Journal’s Analysts Hall of Fame. Prior to joining RGA, Jeff was a Managing Director and Senior Analyst with the St. Louis-based brokerage and investment firm of Stifel, Nicolaus & Company. Previously, he served in a variety of roles with the St. Louis-based regional brokerage firm of A.G. Edwards & Sons, Inc., culminating as Vice President, Senior Analyst and Group Leader, Financial Services. Jeff’s Bachelor of Arts (B.A.) and M.B.A. degrees in Finance are from Saint Louis University. He is a Chartered Financial Analyst (CFA).

WELCOME Jeff Hopson Senior Vice President, Investor Relations

Safe Harbor This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of Reinsurance Group of America, Incorporated (the “Company”, “RGA” or “RGA Inc.”). Forward-looking statements often contain words and phrases such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “pro forma,” “project,” “should,” “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes and (28) other risks and uncertainties described in this document and in the Company’s filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the Company’s filings with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future, except as required under applicable securities law. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2022, as may be supplemented by Item 1A - “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC. INVESTOR DAY 2023

Use of Non-GAAP Financial Measures RGA discloses certain financial measures that are not determined in accordance with U.S. GAAP. Management principally uses the following non-GAAP financial measures in evaluating performance because management believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance, and assist management in the allocation of our resources. In this regard, management believes that these non-GAAP financial measures provide investors with a better understanding of our results of operations and balance sheet, and the underlying profitability drivers and trends of our businesses, by excluding specified items which may not be indicative of our ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies. RGA uses adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share, as a basis for analyzing financial results because management believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to RGA shareholders excluding substantially all of the effect of net investment related gains and losses, changes in the fair value of certain embedded derivatives, and changes in the fair value of contracts that provide market risk benefits, which items can be volatile. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform and other items that management believes are not indicative of the Company’s ongoing operations. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under our management incentive programs. RGA also uses adjusted operating income, excluding notable items. Notable items currently represent the financial impact of RGA’s assumption reviews on business subject to LDTI, reflected in future policy benefits remeasurement (gains) losses. In addition, notable items may in future periods include other items RGA believes may not be indicative of future performance. Adjusted operating revenue is a measure used by RGA that excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. Stockholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), and book value per share excluding the impact of AOCI, are non-GAAP financial measures used by RGA. Management believes that these measures provide useful information to investors since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on our stockholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses), and foreign currency fluctuations. In addition, RGA uses adjusted operating return on equity, which is calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. RGA also uses a financial measure called adjusted operating return on equity excluding notable items, which is calculated as adjusted operating income excluding notable items divided by average stockholders’ equity excluding notable items and AOCI. Reconciliations of the foregoing non-GAAP financial measures to the most comparable GAAP financial measures are provided in the Appendix at the end of this presentation. INVESTOR DAY 2023

Welcome Jeff Hopson, Senior Vice President, Investor Relations Introduction and Overview Anna Manning, Chief Executive Officer Bright Future Tony Cheng, President Global Opportunities Asia Tony Cheng, President U.S. and Latin America Canada Ron Herrmann, Executive Vice President, Head of U.S. and Latin America Global Financial Solutions Larry Carson, Executive Vice President, Global Financial Solutions Break Investments Leslie Barbi, Executive Vice President, Chief Investment Officer Risk Management Jonathan Porter, Executive Vice President, Chief Risk Officer Financial Overview Todd Larson, Senior Executive Vice President and Chief Financial Officer Q&A Anna Manning, Chief Executive Officer Agenda INVESTOR DAY 2023

INTRODUCTION AND OVERVIEW Anna Manning Chief Executive Officer

Key Messages A Global Leader A capabilities and solutions leader; trusted partner Disciplined and balanced growth Long-term track record of performance Differentiated and Valuable Global Franchise Large, diversified, global platform Deep technical expertise; established innovator Culture of collaboration, creativity, and integrity Strong Momentum Industry dynamics providing many opportunities Talented teams; proven strategy Relentless focus on creating sustainable long-term value Intermediate term financial targets: 8%-10% EPS¹ CAGR and 11%-13% ROE¹ Making financial protection accessible to all INVESTOR DAY 2023 1 Targets based on expected adjusted operating income. Adjusted operating EPS range is a compound annual growth rate.

Life and health reinsurance revenues A highly concentrated reinsurance industry where global scale, technical and risk expertise, and long-term client relationships drive success 2022 Ranking Reinsurer 2022 Revenues $ in millions 1 RGA1 16,793 2 Swiss Re 16,560 3 Munich Re2 11,986 4 Hannover Re 9,126 5 SCOR Re 8,377 1 Adjusted operating revenues. Please refer to “Reconciliation of Non-GAAP Measures” in the Appendix. 2 Estimate, excludes Munich Health. Note: Exchange rate conversions are based on currency rates from company filings and S&P Capital IQ Pro. Source: Annual filings for each reinsurer. INVESTOR DAY 2023 Global Life & Health Reinsurance Leader

#1 in Global Business Capability Index for 12th consecutive year Capabilities Leader 1 NMG Consulting Global Life & Health Reinsurance Studies 2011-2022, Business Capability Index (BCI). Competitors include: Gen Re, Hannover Re, Munich Re, SCOR, Swiss Re. INVESTOR DAY 2023 NMG Consulting, Global Life & Health Reinsurance Study 2011-2022 Global Business Capability Index Ranking1 2022 1 2 3 4 5 6 2021 1 2020 1 2019 1 2018 1 2017 1 2 4 3 5 7 2016 1 2015 1 2014 1 2013 1 2012 1 2011 1 4 5 2 6 3 Differentiated Value Proposition Client-centric, partnership-driven Technical and risk experts Creative and innovative Local teams, global reach Well-respected brand, excellent reputation Consistent commitment through industry cycles Year Competitor A Competitor B Competitor C Competitor D Competitor E

Diversified, Well-Balanced Global Platform Region2 Product2 1Results not restated for LDTI. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 Percentages exclude Corporate and Other. 3 Pre-tax adjusted operating income as reported in prior periods and not restated for LDTI. Excluding COVID-19 impacts. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. $1.7 Billion 2022 Adjusted Operating Income1,3 Region2 Product2 INVESTOR DAY 2023 $16.8 Billion 2022 Adjusted Operating Revenue1 $16.8 Billion $1.7 Billion Decades of disciplined geographic and product expansion resulting in a diversified, well-balanced risk profile

Differentiated Competitive Proposition INVESTOR DAY 2023 Capital Solutions and Structuring Capabilities Biometric Insurance Risk Expertise Exclusive focus on life and health reinsurance  Traditional and GFS business lines provide comprehensive solutions Client-centric partnership approach, leverages global platform to consistently deliver customized solutions Capabilities and innovation create exclusive growth opportunities Comprehensive insurance services and investment capabilities, drive track record of execution Financial strength, disciplined underwriter, long-term commitment Integrated Investment Platform Global Scale and Reach Track Record of Execution Partnership Approach Local Teams Financial Strength Long-Term Commitment Exclusive Focus on Life and Health

Industry Dynamics Increasing awareness of and demand for protection products Emerging middle classes becoming first-time customers Aging populations driving need for new products  Accelerating regulatory, solvency, and accounting changes shifting priorities Increasing in-force block transactions from industry restructuring actions Growing demand for longevity and pension risk transfer solutions  Higher interest rates making products more affordable Driving attractive growth opportunities INVESTOR DAY 2023

Multiple Drivers Creating Growth Broader education of the uses and value of reinsurance Customized and new reinsurance solutions and structures Increased use of underwriting and product development services and solutions Driver 1: Grow Market Share Driver 2: Grow Reinsurance Market New products created to address unmet consumer needs Improved capital efficiency to enhance affordability and accessibility Support of digitization and acceleration to improve consumer experience Driver 3: Grow Underlying Market INVESTOR DAY 2023 Local market knowledge with global thought leadership and support Innovation and access to data insights and value-added services Trusted client partnerships, risk capacity, and execution certainty Disciplined and consistent approach across opportunities Driver 3: Grow Underlying Market Driver 2: Grow Reinsurance Market Driver 1: Grow Market Share

Creating long-term sustainable value RGA’s Strategy Create Leading with expertise and innovation Combine product development, innovation, and new reinsurance structures to open or expand markets  Leverage underwriting, data, analytics, and digital expertise to grow markets Deliver unique insights to gain competitive advantage and leverage thought leadership to drive growth Broaden and deepen global, regional, and local client relationships to be their preferred reinsurance partner  Foster third-party partnerships to accelerate innovation, capabilities, and access to efficient capital  Strengthen leadership in industry organizations to actively promote and advance industry purpose Prioritize high-growth, capability-driven opportunities that best fit risk appetites Prioritize opportunities that recognize competitive differentiators and value proposition Capitalize on operating model to increase local market responsiveness and agility Pursue a balanced approach to in-force management, portfolio optimization, and new business generation Foster an engaging and inclusive culture to attract and retain diverse, world-class talent Behave as a responsible global citizen by taking action to address social and environmental issues Partner Succeeding together Accelerate Prioritizing speed, impact, and scale Sustain Building for future generations INVESTOR DAY 2023

Responsibilities and Commitments Sustainability Targeting net-zero GHG1 by 2026 Targeting 20% reduction in carbon intensity of investment portfolio by end of 20262 Increased investments in renewable energy, health, education, and sustainable development Social Impact DEI aspirational goals embedded in hiring and promotion practices and included in compensation programs Expanded programs to support employee volunteerism and engagement Increased philanthropic support through the RGA Foundation and Longer Life Foundation Governance Board and executive oversight of ESG strategy Annual sustainability reporting aligned with TCFD and SASB3 Board diversity with 73% female or ethnically/ racially diverse 1 Operational Greenhouse Gas Emissions, Scope 1 and 2. 2 From 2019 baseline; Scope1 and Scope 2 intensity where information is available. 3 Task Force on Climate-Related Financial Disclosures, Sustainability Accounting Standards Board. Sustainable principles are essential to long-term success and are embedded in our culture and business strategy INVESTOR DAY 2023

Looking Ahead to a Bright Future A leader in a concentrated global reinsurance industry Exclusively focused on life and health reinsurance Industry dynamics creating many growth opportunities Strong balance sheet and financial strength ratings; highly respected brand Experienced team, deep bench, empowered local operations supported by global governance Active and disciplined risk culture Relentless client focus, long-standing and trusted client relationships Differentiated, diversified, and valuable franchise INVESTOR DAY 2023 1 Targets based on expected adjusted operating income. Adjusted operating EPS range is a compound annual growth rate. Intermediate term financial targets: 8%-10% EPS1 CAGR 11%-13% ROE1

BRIGHT FUTURE Tony Cheng President

Key Messages Strong Foundations A capabilities and solutions leader High-performing, highly engaged teams Diversified global platform Favorable Conditions Demand for services and solutions Economic and demographic trends Differentiated value proposition Accelerating  Future Growth Strengthening our market position Developing new and innovative solutions Prioritizing high-growth, capability-driven opportunities INVESTOR DAY 2023 Breadth, depth, and connectivity are essential for long-term success

Well-established position in material global reinsurance markets, with runway for future share expansion Differentiated underwriting and other services drive larger reinsurance pool shares and exclusive client partnerships Disciplined exploration of significant new opportunities, including U.S. pension risk transfer and Dutch longevity reinsurance Market knowledge, expertise, and disciplined participation Driver 1: Grow Market Share Strengthening our market position INVESTOR DAY 2023 A leader in a concentrated market, with high barriers to entry Other Global Top 5 Global 6-8 Share of new individual reinsurance premiums1 1 NMG Consulting Global Life & Health Reinsurance Studies 2022. Contestable cessions projected to December 31, 2023.

Developing new and innovative solutions Driver 2: Grow Reinsurance Market INVESTOR DAY 2023 New and innovative uses of reinsurance accelerating growth Source: The Life Insurance Association of Japan.

2020-2023 2015-2019 Driver 3: Grow Underlying Insurance Rx scoring tool in the U.S. First in-force longevity transaction in Canada Comprehensive early critical illness (CI) in Singapore Early CI product in Indonesia Scaled simplified issue product in Korea Cancer reimbursement product in Hong Kong First longevity shock absorber in the Netherlands Award-winning CI product for seniors in Spain Cancer survivor coverage in Singapore ASAP Infinity, an expansion of our first-in-class instant decision facultative tool in the U.S. Guaranteed issue funeral cover in South Africa First coinsurance solution in Korea Plan V Care, a protection product for female millennials in the U.K. First simplified issued CI in China First cancer product targeted to the senior market in Taiwan FAC Exchange, an industry-wide solution providing a conduit and integration platform for facultative reinsurance submission in the U.S. Capability-driven, market-first products and innovations INVESTOR DAY 2023 First longevity transaction including an underlying pension plan in Canada Just-in-time capital solution in Asia Diabetic-focused wellness program in Hong Kong First-in-class accelerated underwriting program in the U.S. Dynamic risk scoring model in India Insurance product for rapid test of HIV/cholesterol in South Africa Premium waiver product in Asia Tiered CI product in Asia First simplified issued dementia products offers a family care feature in Korea 2010-2014

Scaling Solutions for Sustainable Future Growth Innovation and trusted partnerships create exclusive opportunities with clients to expand use of reinsurance and grow their underlying business    First mover advantage, strong local teams, and broad global footprint enable expansion of new solutions to additional clients and markets over time As solutions reach market maturity, proprietary data and insights enhance our ability to compete for share and restart the cycle Driving value throughout lifecycle of new solutions INVESTOR DAY 2023 Grow Our Share (Driver 1) Scale Solutions to Additional Clients and Markets Grow Reinsurance and Underlying Market (Drivers 2 & 3) Create Partner Accelerate Sustain

Looking Forward Strong foundations and focused on executing on our strategy  Robust new business opportunities across all business segments and growth drivers All major businesses are well positioned to capitalize on macro trends and opportunities Strong track record of growth, diversification, and innovation Notable growth opportunities in Asia Traditional, U.S. Traditional, Asia Asset-Intensive, and Longevity/Pension Risk Transfer Confident about our future and updated EPS growth and ROE targets Exciting global growth prospects INVESTOR DAY 2023

GLOBAL OPPORTUNITIES

ASIA Tony Cheng President

Key Messages A Market Leader A capabilities and solutions leader Technical expertise; proven innovator Trusted partner; deep client relationships  Favorable Industry Dynamics Economic, regulatory, and demographic trends  Stronger awareness of value of insurance Increasing strategic use of reinsurance solutions Long-Term Value Creator Leveraging proven solutions: increasing value Delivering comprehensive offerings: enhancing value Strengthening client partnerships: sharing value Accelerating growth through expanded market solutions INVESTOR DAY 2023

A Leading Reinsurer in Asia Highly engaged and talented local teams Broad regional footprint with strong connectivity Deep and well-established client relationships  Well positioned to reinsure both sides of the balance sheet Integrated investment capabilities to support Asian liabilities Expansion in the use of coinsurance and other capital-efficient structures Expansion of product development strategy accelerating growth Providing comprehensive solutions INVESTOR DAY 2023

Evolution in Capital Frameworks2 Favorable Macro Trends Provide Strong Tailwinds Emerging middle class, aging populations, higher interest rates, and pandemic are driving demand for insurance New risk-based capital frameworks for Asia facilitate expanded use of reinsurance for capital optimization Higher expectations of dividends and growth for our clients lead to greater demand for partnership with reinsurers 1 Source: The unprecedented expansion of the global middle class (brookings.edu). 2 Source: Life insurance capital regimes in Asia, 4th edition (milliman.com). Asia’s Growing Middle Class1 INVESTOR DAY 2023 Hong Kong RBC Implementation expected by 2024 Japan Economic Value-based Solvency Implementation expected by 2025 South Korea K-ICS Effective January 2023 China C-ROSS Phase II Implementation expected by 2025 Taiwan T-ICS Implementation expected January 2026

Case Study: AIA simplified critical illness product launch Leveraging Proven Solutions INVESTOR DAY 2023 Industry Accolades “Outstanding Innovative Critical Illness Insurance Product of the Year Award” by Money Weekly “Financial Innovative Product” by 21st Century Business Herald “Outstanding Contribution to Insurance Product Award” by Beijing Daily "Gold Financial Product” by Beijing Youth Daily “Annual Innovative Critical Illness Plan” by Yangtse Evening Post “2022-2023 Golden Reputation Annual Critical Illness Insurance Product” by China Bank and Insurance News AIA Q4 Earnings Call AIA Group CEO opening on Q4 earnings call on March 10th, 2023 “…Traditional protection products remained the largest contributor to VONB for AIA China in 2022. In November, we began sales of a new product, Ru Yi You Xiang, which supported a double-digit increase in sales of critical illness products in the fourth quarter.” Growth Driver 3

Evolution of Markets in Asia Key factors driving success in Hong Kong Widespread use of reinsurance, stimulated by product development that RGA pioneered in 2003 Expanding primary market addressing diverse needs of new consumers Highly valued RGA capabilities in investments, underwriting, data, and technology supporting wide range of client needs New Hong Kong capital framework will stimulate another round of innovation Commonalities with emerging market conditions and macro trends in other Asian markets driving future growth Case Study: Hong Kong INVESTOR DAY 2023 Hong Kong Adjusted Operating Revenue and PTAOI1 Growth 1 Please refer to “Reconciliations of Non-GAAP Measures” in Appendix.

Looking Forward Macro trends growing the insurance and reinsurance markets, strengthening our strategic positions Team and culture to deliver innovations  Regional footprint and relationships to leverage these innovations Ability to reinsure both sides of the balance sheet   Playbook, team, and data to stimulate market evolution and opportunities Long runway, bright future INVESTOR DAY 2023

U.S. AND LATIN AMERICA CANADA Ron Herrmann Executive Vice President, Head of U.S. and Latin America

Key Messages A Market Leader Largest insurance and reinsurance market in the world Strong technical expertise and proprietary data assets  Trusted partner, deep client relationships, and industry prominence   Strong Market Opportunities Exclusive opportunities via underwriting capabilities Accretive block transactions as clients look to optimize return Partnering with insurance companies and distribution Increasing healthcare costs driving demand for solutions   Creating Substantial Value Significant projected value embedded in in-force Substantial economic value through new business growth Active in-force management Diversified portfolio of businesses  Creating opportunities to grow, adding value through partnership INVESTOR DAY 2023

Individual Life INVESTOR DAY 2023 RGA’s flagship business line Largest individual life in-force block in North America Partner with more than 90% of top 100 insurance companies Expertise in risk assessment and selection Advancing digital capabilities Full-service underwriting capabilities Industry-leading facultative services Active in-force management Creating unique reinsurance partnerships to grow primary market Data insights and analysis Expert support across insurance value chain Deep client relationships Experienced management team Underwriting expertise and support Core Strengths Diversified Businesses: Capitalizing on Growth Drivers

Diversified business with products in life, accident, disability, and healthcare Long history in group reinsurance Treaties are short duration (1-2 years) with reviewable rates Long-standing relationships lead to high persistency Innovative value-added services producing tangible results: ROSE® and Medscore  Group Life & Health INVESTOR DAY 2023 Individual Health Reinsurance of selective long-term care products since 2008 Coinsurance structure provides participation in premium rate management  Disciplined growth Consistent profitable earnings Industry-recognized expertise   Exploring product development and partnerships to expand market Diversified Businesses: Capitalizing on Growth Drivers Data insights and analysis Expert support across insurance value chain Deep client relationships Experienced management team Underwriting expertise and support Core Strengths

1 2021 SOA U.S. Reinsurance Section’s Life Reinsurance Survey. 2 Preliminary 2022 results. U.S. is the World’s Largest Insurance and Reinsurance Market INVESTOR DAY 2023 Reinsurance Cession Rates1 Growth in the underlying market and higher cession rates leads to growth in the reinsurance market  2 $ in billions

Ideally Positioned for New Business Long-standing top tier reinsurer  Facultative services that reduce cost, decrease turnaround time, improve rating accuracy, and balance capacity strain Partnering insurance companies with distribution organizations to target specific market segments Underwriting expertise, advanced knowledge of new evidences, and pioneering innovation  Differentiators lead to exclusive new business INVESTOR DAY 2023 1 2021 SOA U.S. Reinsurance Section’s Life Reinsurance Survey and RGA analysis. 2 Preliminary 2022 results. 2

Growing Through Continuous Innovation

Innovation maintains healthy margins and leads to exclusive new business agreements


2010
Launch of Rx Scoring Tool
Providing Sports Disability coverage
2012
RGA proves correlation between motor vehicle records and mortality
2014
RGA proves correlation between credit behavior and mortality
2015
RGA and TransUnion partner to launch TruVision Life, an industry leading credit-based insurance score
2016
Developed and launched first-in-class accelerated underwriting program
2017
RGA underwrites 3 millionth facultative case in the U.S.
2018
Launch of Rx Predictive Model
Only Reinsurer providing Employer Stop Loss Turnkey to Health Plans
2020
First with digital health-scoring (MedScore) for Group Life and LTD pricing
2021
RGA launches ASAP Infinity, expanding upon our first-to-market instant decision facultative tool
Gene Therapy coverage introduced in Health Market
End-to-end digital insurance solution – PolicyMe
2022
Expanded Strategic Underwriting Program to provide turnkey comprehensive underwriting support to carriers and insurtech partners
Partnered with U.S. life insurer to enter a new market providing product, distribution insights, and underwriting expertise

RGA50 INVESTOR DAY 2023
45

Case Study: U.S. life insurer entering new market  Partnership With Client INVESTOR DAY 2023 Solution Created a product and an automated digital experience tailored to the target market  Collaborated with client and distribution to build a product with features unique to this market Optimized the customer experience by tailoring application and underwriting strategy Designed underwriting evidences to manage complex risks Providing governance and oversight to monitor performance and refine underwriting rules engines Result Currently in market  Meeting client's profit and premium expectations  Exceeding case processing goals Expanding into new distribution opportunities Partnership has grown to include additional reinsurance opportunities Accomplishing all three strategic growth drivers  Growth Driver 2 Growth Driver 1 Growth Driver 3

Looking Forward Accelerated growth demonstrates strong forward momentum Current conditions are driving an appetite for reinsurance across our diversified set of product lines With RGA’s combination of underwriting capabilities and data insights, we are well positioned to succeed Strong client relationships, seasoned expertise, and a culture of innovation offer distinct advantages  Continued momentum INVESTOR DAY 2023

GLOBAL FINANCIAL SOLUTIONS Larry Carson Executive Vice President, Global Financial Solutions

Key Messages Trusted Partner Well-positioned for expanding opportunities Strong brand, reputation, and market prominence Unique strengths and expertise create competitive advantages Focused Execution Proven strategy, proven execution A recognized leader in large and complex transactions Long track record of success Long-Term Value Creator Robust demand for capital and risk solutions around the globe Good diversification of earnings and risk Continued strong financial growth Making financial protection accessible to all INVESTOR DAY 2023 Creative, customized solutions for clients’ complex challenges Strong growth momentum

Capital Solutions since 1983 Remote-risk solutions allowing companies to manage regulatory capital Fee-based business Includes relief for redundant reserves or solvency capital as well as other structured reinsurance solutions GFS Product Lines Asset-Intensive since 1997 Full-risk coverage of investment, retirement, or accumulation products, featuring interest-rate, equity, or other market risks Investment spread-based business Typically structured as full coinsurance with assets transferred In addition to flow and block transactions, includes stable-value wrap business Actively participating in U.S. Pension Risk Transfer (PRT) transactions Longevity since 2008 Covers risk of outliving one’s savings Risk-based business Underlying liabilities are pension plans and/or individual annuities Typically transacted via “longevity swap” reinsurance treaties Primary markets are U.K., Canada, continental Europe, and U.S. INVESTOR DAY 2023 An industry leader in structuring, risk assessment, and risk management of market risks, longevity risk, and tail risk Creative and innovative Reputation for execution certainty, credibility with clients and regulators Core Strengths

Key Macro Trends Driving Attractive Growth Opportunities Trend Impact Market volatility Higher interest rates Changes in companies’ solvency and accounting results Increase in pension risk transfer activity; reinsurance risk transfer more affordable Changes in solvency and accounting regimes Balance sheet optimization opportunities Aging populations Increased awareness of longevity risk Increased demand for retirement and savings products Demand for lifetime income products and guarantees Regulatory Economic Demographic INVESTOR DAY 2023

Capabilities and Positioning Align With Macro Trends Exceptional expertise in biometric risk, especially older-age mortality Strong and integrated investments origination and management Long-standing partnerships with clients in countries around the world; brand and reputation Leveraging the entire RGA enterprise Comprehensive solution set History of innovative and first-to-market transactions Long-term partnership approach Reputation for execution certainty Strong counterparty Optionality and discipline Capabilities Positioning On the ground in all key markets Integrated with local and global RGA teams 67% of GFS associates are in actuarial roles 90% of GFS associates have professional designations or advanced degrees Management team averages 28 years industry experience and 17 years with RGA Experienced Team INVESTOR DAY 2023

Closed-block acquisition in NL XOL Reserve Financing U.S. Pension Risk Transfer Longevity asset-intensive Major U.S. stock acquisition of life and payout annuity company Stable value wrap Largest asset-intensive treaty in RGA history Variable annuity asset-intensive Fixed index annuity asset-intensive Bank-Owned Life Insurance (BOLI) asset-intensive Fixed annuity asset-intensive XXX (level term) financial reinsurance Longevity swap in U.K. Longevity swap in Canada Longevity shock absorber 1997 2000 2002 2008 2010 2012 2014 2015 2006 LICAT-motivated in Canada Longevity swap in U.S. 2018 Longevity swap in France Mass lapse shock absorber 2016 2023 2020 Asset Intensive Longevity Capital Solutions Longevity in Netherlands 2019 Asset Based LICAT Solution in Canada First block transfer in the U.K. First Eurozone full risk AI annuity transaction First in-force coinsurance in Japan 2017 Annuity reinsurance with Fraternal Company 2021 First coinsurance solution in Korea First LTM securitization in U.K. 2022 Longevity swap; second ever in U.S. and first ever SPIA Streamlined pricing introduced for smaller blocks First in-force coinsurance in Hong Kong First financially-motivated reinsurance in Indonesia First Recapturable Longevity Swap Being first to market, as well as expanding our solution set or geographic reach, are critical to maintaining healthy margins in a competitive environment Long Track Record of Innovation

$ in millions Capital Deployed into Transactions Favorable results Overall, transactions have performed favorably Asset portfolios have been repositioned to better align with our investment strengths and risk philosophies Transactional capital deployment is a major contributor to GFS pre-tax adjusted operating income1 CAGR of 12.8% over this period Significant Capital Deployed into In-force Transactions Successful execution Transactions include in-force life, annuity, and longevity business Disciplined and selective in pricing and accepting of risk Deployed $1.9 billion of capital into in-force transactions since 2018 Capital deployment Timing and size of transactions are less predictable in the short term in a particular product line or region, reflecting volatility in market demand Aggregate capital deployment is more stable in the short term, highlighting the strategic value of our global reach INVESTOR DAY 2023 1Pre-tax adjusted operating income as reported in prior periods and not restated for LDTI. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Asia Asset-Intensive Trends: volatile interest rates, new risk-based-capital regimes and IFRS 17 accounting, and strong demand for retirement / savings-oriented products Capabilities: global investment strengths; strong, deep, and long-standing client and regulator relationships; expertise in mortality and morbidity risks underlying products Positioning: focus on opportunities that combine material biometric risk with asset / investment risk, including coinsurance support behind RGA product development Attractive growth opportunities INVESTOR DAY 2023 Growth Driver 3 Growth Driver 2 $ in billions 87% CAGR

Longevity / Pension Risk Transfer Trends: higher interest rates lead to higher funding ratios for pension plans, which leads to higher demand for de-risking solutions; risk and capital management, especially under Solvency II, drives strong demand for reinsurance support in all the GFS lines of business Capabilities: older-age mortality experience and data lead to unique insights; strong, deep, and long-standing client and regulator relationships; 15-year track record supporting global PRT markets; exceptional counterparty strength, strong credit ratings and proven resilience Positioning: focus on markets with good data, educate newer PRT markets on older-age mortality trends; continue leadership in U.K., continental Europe, Canada, and U.S. Attractive growth opportunities INVESTOR DAY 2023 Global corporate defined benefit liabilities: $4 trillion1 Global 2022 PRT transactions: $113 billion1,2 1Source: U.S.: Investment Company Institute; U.K. Office for National Statistics (ONS), released 23 March 2023. 2Comprises U.S., U.K., Canada, and Netherlands markets.

U.S. Pension Risk Transfer Market Buy-out activity, 2020-221 INVESTOR DAY 2023 Large / jumbo segments make up a substantial portion of transaction volume, with limited competition RGA focuses on this end of the market 1Source: LIMRA. (# transactions)

Better market offering for split transactions: prearranged coordination Creates additional capacity for large transactions Better for policyholders: protection from two strong insurers rather than one More efficient than reinsurance Positive receptivity from PRT market participants for RGA’s entry and value proposition Completed first transaction in March 2023 Active, attractive pipeline Significant benefits Early results Side-by-side partnership model INVESTOR DAY 2023 RGA Strategy – U.S. PRT Market Growth Driver 3 Growth Driver 1

Looking Forward Economic, regulatory, accounting, solvency, and demographic trends drive continued need for solutions Opportunities to deploy capital into attractive blocks expected to continue Strong client relationships, strong counterparty, seasoned expertise, and innovative culture create advantages Combination of investment and biometric capabilities enables broad solutions Clear strategies and strong execution expected to produce high-quality, stable earnings Continued momentum INVESTOR DAY 2023

BREAK

INVESTMENTS Leslie Barbi Executive Vice President, Chief Investment Officer

Key Messages Proven Strategy and Execution Disciplined investment underwriting, ongoing deep diligence Tailored solutions, with strong asset-liability management Well-established investment and enterprise risk management Investments Advantage Aligned, integrated, customized Expert multidisciplinary team, culture of trust and collaboration Flexible and agile, positioned for expanding opportunities Long Track Record  Building deep expertise and an integrated asset platform   Supporting financial strength Delivering results for integrated business  Making financial protection accessible to all INVESTOR DAY 2023 Integrated, aligned, and customized to deliver creative client solutions

Our investment strategy balances risk and return to build a portfolio to weather cycles Agile, Disciplined Portfolio Management Disciplined approach focuses on strong credit underwriting with emphasis on higher-quality, diversified fixed income assets Fixed maturity securities: over 94% investment grade rated; high yield is primarily BB-rated Holistic portfolio management allows for agility Capitalizing on attractive opportunities in private lending and structured products, as well as public investment-grade credits aligned to liabilities 1 Percentages based on fair market value. The rating agency designation includes all “+” or “-” at that rating level (e.g., “BBB” includes “BBB+”, “BBB”, and “BBB-”). 2 As of March 31, 2023. $77.3B $56.1B INVESTOR DAY 2023

INVESTOR DAY 2023 Talent and Capabilities Deep expertise, broad platform, and global reach enable solutions Broad Platform Experienced Leadership Global Footprint U.K. Asia Primary Investment Team locations aligned to global footprint and ‘boots on the ground’ strategy N. America Average investment experience 27 years Average RGA experience 9 years Average industry experience 23 years Public Assets Corporates Emerging Market  Collateralized Loan Obligations Asset-Backed  Commercial Mortgage-Backed Residential Mortgage-Backed  Government/Municipals High Yield Preferred Stock Private Assets Commercial Mortgage Loans Unitranche and Mezzanine Private Placements Real Estate Joint Ventures Private Equity, Other Funds Upper Middle Market Lifetime Mortgages Aviation and Other ABS Structured Credit Primary Investment Team locations Capabilities Portfolio Management Investment Solutions Strategic Initiatives ALM, Hedging Quantitative/Modeling Risk and Compliance Operations Data and Systems

INVESTOR DAY 2023 Investment Platform Global resources and local expertise support integrated client solutions Capabilities1 Portfolio ($ billion)1 Global Assets2 8% Canada 11% EMEA 24% Asia Pacific Assets aligned to global footprint 57% U.S. & Latin America 1 Values based on book value. 2 Percentages based on market value supporting major regions. $77B $11B

Delivering assets integral to RGA strategy; structured to be flexible Platform Enables Success INVESTOR DAY 2023 Private Assets 22% Broad platform  Large opportunity set; provides diversification Enables portfolio construction and risk-adjusted returns aligned to strategy, strong asset-liability management (ALM), and integrated risk management Public investment-grade bonds provide liquidity and facilitate ALM  Private assets enhance expected returns Internal capabilities  Control of underwriting diligence, selection, and surveillance  Deep expertise with superior alignment and attractive economics  Augmented with strategic partnerships, increasing breadth and optionality  Total Portfolio1 1Excludes non-segregated funds withheld, cash and cash equivalents, policy loans, and derivatives.

Overseeing external managers Growing internal public and private asset production Maximizing vertically integrated platform Platform Enables Success INVESTOR DAY 2023 Commercial Mortgage Loans 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Upper Middle Market USD Lending USD Infrastructure Lending U.K. CMLs Broadly Syndicated Bank Loans Investment Grade Private Placements Lower Middle Market Lending Private Equity and Mezzanine Funds U.K. Lifetime Mortgages Middle Market Non-USD Lending Equity Real Estate Joint Ventures Highlights from 20 years of growth in private asset capabilities Investment Grade High Yield Equity Private Asset Legend Real Estate Commercial Mortgages Real Estate Equity (JV) Private Debt & Equity Lower Middle Market Loans Private Equity Significant, long-established platforms Aviation Lending Fund Finance Lending

Variable Investment Income  Strategic growth of alternative equity portfolio for more than 10 years, across real estate joint ventures and private equity   Supports income, business growth, and integrated client solutions Portfolio long-term annual return assumption:2   10% - 12%     INVESTOR DAY 2023 1 Pie chart 2018-2022, percentages of consolidated realized income. Private equity/funds in pie chart consists of private equity LPs, plus additional LP fund investments focused on other asset types. 2 Excludes prepay fees on fixed maturity securities and mortgage loans that are included in overall VII. Return assumption includes asset base growth. Supported by Alternative Equity Strategy

Commercial Mortgage Loans (CML)

- Experienced team has managed through multiple real estate cycles; utilizes downcycle playbook, aligned incentives
- Disciplined portfolio underwriting and resulting metrics provide significant expected downside support
  - Loan-to-value (LTV) of less than 56%; significant borrower equity ahead of our investment, reviewed at least annually
  - Debt service coverage ratio (DSCR) average above 1.8x; predictable income stream to make debt service payments
  - Well-laddered maturity profile, coupled with amortization, reduces maturity default risk
    - 2% of CML portfolio matures in 2023
    - 6% in 2024
- Average loan balance ~$10 million
- Limited delinquency or non-performers
- Office properties are primarily in suburban locations; office portfolio LTV 57%
- No traditional malls in retail

Commercial Mortgage Investment by Property Type[1]



5.4%
1.8%
12.1%
33.6%
$6.9B
22.2%
24.9%
Retail
Office
Industrial
Multi-Family
Hotel
Other

Commercial Mortgage Investment by NAIC Rating[1]



2.4%
0.5%
0.3%
32.7%
$6.9B
64.2%
CM1
CM2
CM3
CM4
CM7

Well-diversified by geography and property type

[1] As of March 31, 2023.

RGA 50 INVESTOR DAY 2023

69

Well-diversified geographically CML Geographic Distribution Loan Exposure1 Distribution by State1 INVESTOR DAY 2023 1 As of March 31, 2023.

Portfolio of selective, first lien loans Originated and managed by experienced RGA team Portfolio Metrics1 Suburban-focused office loan portfolio (~70%) Diversified geographically Invested across 50+ Metropolitan Statistical Areas (MSAs) Largest single MSA CBD2 office <$60 million total loan exposure Manageable near-term office loan maturities  2023: $123 million 2024: $158 million CML Office Loan Exposure LTV 57% DSCR 1.84x Average Loan Size ~$11 million 1 As of March 31, 2023. 2 Central Business District (Downtown Office). INVESTOR DAY 2023

Track Record of Performance INVESTOR DAY 2023 Case Study: U.S. Asset-Intensive Transactions Assessed all U.S. asset-intensive transactions greater than $1 billion executed since 2017 that had three or more years of experience through 2Q22 For each transaction we delivered customized investment strategies designed to contribute to successful solutions aligned to risk appetite and business strategy Each of the transactions met or modestly outperformed expectations

Current New Money Rates Are a Tailwind New money yields became a tailwind starting in 2022 after a decade of headwinds Run rate investment yield benefits from broad asset platform and higher interest rate environment, while maintaining a high-quality diversified portfolio Current investment yields above portfolio run rate investment yield (and book yield of maturities) will continue to support higher portfolio yield 1On an amortized cost basis, excluding spread business and variable investment income. INVESTOR DAY 2023

Breadth of platform, allocation, and selection all contributors Long Track Record of Results INVESTOR DAY 2023 Outcome: Investment capabilities, strategies, and asset sourcing deliver long-term success for RGA as a strong trusted partner. Integral to client solutions and desired outcomes Established Strategy Agile, multidisciplinary teams, navigating for long-term value Breadth of asset opportunity set for customized solutions and ability to be selective, seize opportunities    Strong asset-liability management Disciplined underwriting, selection, and ongoing deep diligence Robust Performance Strong credit performance across public and private assets Meeting or exceeding expectations Private Asset Capabilities Customized Asset Allocation Selection Public Asset Opportunity Set

Looking Forward Disciplined strategy and execution Broad platform including private assets and strategic partnerships Aligned, integrated, and customized to deliver creative client solutions  Expert multidisciplinary team Culture of trust and collaboration Flexible and agile platform Positioned for expanding opportunities Built for continued momentum INVESTOR DAY 2023

RISK MANAGEMENT Jonathan Porter Executive Vice President, Chief Risk Officer

Our risk framework is the lens through which we make all decisions A Global Risk Leader Proactive and effective risk management Strong risk culture Expertise and discipline Well Positioned to Navigate Environment Strength of diversification proven through financial results Growth strategy expected to generate more balanced biometric risk profile Less market sensitivity in liabilities Risk Management is a Strategic Differentiator Uncertainty creates a need for risk solutions Scale and broad footprint create a strong foundation for future growth RGA franchise has significant option value to pursue the best risk / reward trade-offs Key Messages INVESTOR DAY 2023

Proactive and Effective Risk Management A strong risk culture underpins everything we do Well-established governance practices integrated into decision making Alignment of risk appetites and limits with business strategy Prudent capital and liquidity management Active pursuit of balanced and diversified risk profile Deep technical expertise and stress testing to identify emerging strategic and tactical threats Successfully managed through risk events while simultaneously creating long-term value Prepared to navigate through a wide range of future outcomes INVESTOR DAY 2023

Demonstrated Diversification Benefits PTAOI1 – Mortality vs. All Other INVESTOR DAY 2023 Pandemic impacts 1 Pre-tax adjusted operating income as reported in prior periods and not restated for LDTI. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Benefit of diversified risk profile clearly demonstrated through financial results

Mortality, Longevity, and Morbidity Risk Outlook

2022 Biometric Risk Distribution[1]


12%
20%
68%
Mortality
Morbidity
Longevity

2026 Biometric Risk Distribution[2]


20-30%
15-25%
50-60%
Mortality
Morbidity
Longevity

Outlook

- Excess mortality expected to continue with COVID-19 in an endemic state but with declining impacts over time
- Longevity risk is a good natural diversifier to mortality risk and a strong earnings contributor
- Minimal impact to expectations for morbidity risks
- Multiple factors, both positive and negative, influencing long-term mortality expectations with some uncertainty going forward

Actions and Implications

- New business pricing adjusted to reflect current views
- Underwriting guidelines adapted to screen and classify higher risks
- In-force margins regularly monitored and actioned using various alternatives
- Reserves reflect best estimate expectations, reviewed at least annually
- Execute strategy of further diversification into longevity risk opportunities, resulting in a more balanced risk profile

[1] Based on internal capital models before diversification at December 31, 2022.
[2] Estimates based on internal capital models before diversification projected to 2026.

RGA 50 INVESTOR DAY 2023 80

Well-Positioned to Navigate Market Uncertainty RGA Reserve Profile1 by Policyholder Behavior Risk Proactive management of asset-liability risks Regular monitoring and scenario testing Taking advantage of higher yields through duration extension to lock in attractive rates Hedges in place to manage short-term interest rate shocks Reduced exposure to below investment grade credit, particularly within emerging markets Less market sensitivity in liabilities Risk profile is weighted more to insurance risks Lower policyholder behavior risk in liabilities Modest-sized variable annuity portfolio with very effective market risk hedging program Disciplined approach to asset management Well-defined risk limits Balance of risk and return in portfolio construction Diversification both across and within asset classes INVESTOR DAY 2023 1 As at December 31, 2022 Very low policyholder behavior risk: mortality, morbidity, long-term care (LTC), bank-owned life insurance (BOLI) No policyholder behavior risk: Locked-in longevity in payout Lower policyholder behavior risk: Fixed and indexed annuity business with higher guarantees and/or surrender charges or market-value adjustment (MVA) provisions Higher policyholder behavior risk: Variable annuities, fixed, and indexed annuity business with lower guarantees and/or little or no surrender charge or market-value adjustment (MVA) protection $66.3B

Uncertainty of future trends and proven value of reinsurance as a risk and capital management tool expected to create more client demand for RGA-provided solutions RGA franchise has significant option value and the discipline to target the best risk/return trade-offs Risk appetite across both biometric and market risks Comprehensive investment capabilities Global footprint and market access Sourcing through organic growth and transactions Our portfolio of mortality risk makes us a natural home for longevity and pension risk transfer business Risk Management is a Strategic Enabler Disciplined risk-taking and extensive expertise allow us to take advantage of opportunities INVESTOR DAY 2023

FINANCIAL OVERVIEW Todd Larson Senior Executive Vice President and Chief Financial Officer

Key Messages Strong Balance Sheet Balanced capital management and strong ratings Quality investment portfolio, stable liability profile Many opportunities for excess deployable capital Long-Term Value Creation Strong book value growth Positioned for expanding growth opportunities Enhanced transparency under LDTI Considerable expected future value of in-force Attractive Shareholder Returns Strong long-term track record Intermediate term financial targets: 8%-10% EPS¹ CAGR and 11%-13% ROE¹ Making financial protection accessible to all INVESTOR DAY 2023 Diversified global platform, strong growth momentum, and attractive well-balanced earnings profile 1 Targets based on expected adjusted operating income. Adjusted operating EPS range is a compound annual growth rate.

As Reported 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 Notable Items include actuarial assumption changes on business subject to LDTI; Assumption changes reflect the impact of changes in actuarial assumptions on business subject to LDTI recorded in “Future policy benefits remeasurement (gains) losses.” Tax effected at 24%. Diverse sources of earnings by product and geography driving record operating performance Key Financial Metrics Adjusted operating EPS1 Record results for 2022 Trailing 12 month adjusted operating ROE1 Solid returns, reflecting RGA’s profit generation and balanced capital management 2 2 Revised for LDTI Accounting Standard INVESTOR DAY 2023 2

Premium Growth 1 $ in millions. 2 Excludes adverse net foreign currency effects of $490 million. Premiums1 2022 2021 % Change Constant Currency % Change² U.S. and Latin America Traditional $6,590 $6,244 5.5% 5.5% U.S. and Latin America Financial Solutions $66 $55 20.0% 20.0% Canada Traditional $1,219 $1,194 2.1% 6.0% Canada Financial Solutions $95 $90 5.5% 10.0% EMEA Traditional $1,736 $1,738 -0.1% 10.4% EMEA Financial Solutions $486 $350 38.9% 54.9% APAC Traditional $2,650 $2,624 1.0% 7.5% APAC Financial Solutions $236 $218 8.3% 22.0% Total $13,078 $12,513 4.5% 8.4% Strong momentum INVESTOR DAY 2023

Operating Revenue Growth 1 $ in millions. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 Excludes adverse net foreign currency effects of $564 million. Operating Revenue1 2022 2021 % Change Constant Currency % Change² U.S. and Latin America Traditional $7,517 $7,151 5.1% 5.1% U.S. and Latin America Financial Solutions $1,392 $1,404 -0.9% -0.9% Canada Traditional $1,479 $1,459 1.4% 5.3% Canada Financial Solutions $110 $105 4.8% 8.6% EMEA Traditional $1,818 $1,810 0.4% 11.0% EMEA Financial Solutions $712 $569 25.1% 39.5% APAC Traditional $2,882 $2,828 1.9% 8.3% APAC Financial Solutions $590 $413 42.9% 55.2% Corporate and Other $293 $382 -23.3% -23.8% Total $16,793 $16,121 4.2% 7.7% Strong momentum INVESTOR DAY 2023

Global platform provides a diversified source of earnings High-quality underlying earnings power Q1 2023 pre-tax adjusted operating income1 Diversified Global Platform 47% 8% 20% 25% 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Excludes the Corporate and Other segment. INVESTOR DAY 2023 Canada U.S. and Latin America EMEA Asia Pacific

Balanced Capital Mix Achieving the right balance for our stakeholders Consistent leverage ratios within our targeted ranges Prudently laddered debt maturities to minimize liquidity risk Appropriate level of capital available at operating legal entities, holding company, and consolidated level Expanding access to alternative forms of capital $ in billions 1 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. Amounts prior to 2021 have not been updated to reflect the adoption of ASU 2018-12, Financial Services – Insurance (Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts. INVESTOR DAY 2023 LDTI Effective capital management

RGA’s Corporate Structure Consolidated Corporate structure provides financial and operational flexibility to subsidiaries that support RGA’s competitive position Capital is prudentially managed in local jurisdictions and in line with existing ratings Continue to maintain fungibility of capital across the enterprise Alternative capital further expands financial flexibility Operating Companies Capital maintained where it can be efficiently used to support the business and transaction activity Strong capital levels across operating companies Managing capital across multiple frameworks Holding Company Supports RGA’s operating companies and maintains liquidity of at least 1.5x annual dividend and interest payments Multiple liquidity alternatives available based on market conditions and the amount and timing of the liquidity need Over $1 billion of dividend capacity from RGA’s operating companies Access to $850 million syndicated credit facility Maintains a consistent dividend and executes share repurchases INVESTOR DAY 2023

Alternative Forms of Capital Continuing to further enhance our capital management strategy and flexibility through traditional and alternative forms of capital Substantial experience optimizing and managing capital across RGA’s operations Recent alternative capital actions Surplus notes Embedded value securitization Strategic retrocession Developing new third-party capital vehicle INVESTOR DAY 2023 Expanding financial flexibility across the organization

Capital Usage Supporting organic business Capital deployed to support organic business of approximately $400 million per year Continue to see strong new business activity in our organic business Premium growth in the mid-to-high, single-digit range Continuously supported clients throughout the pandemic and further added new business In-force and other transactions A recognized leader in large and complex transactions History of successfully executing in-force and other transactions, including during the pandemic Long track record of credibility with clients and regulators Demonstrated execution certainty Shareholder dividends and share repurchases Consistently paying shareholder dividends, including through the pandemic Share repurchases balanced after support of organic business and transaction pipeline Returned $1.7 billion to shareholders since 2018 $ in millions $ in millions INVESTOR DAY 2023

Excess Deployable Capital INVESTOR DAY 2023 $ in billions Approximately 50% to 60% excess capital generation¹ under normal circumstances Capital above target levels that is available for deployment and returning to shareholders Material amounts of capital held at RGA’s operating companies Over $1 billion of dividend capacity from RGA’s operating companies to the holding company Considers regulatory and rating agency capital requirements Comfortable managing down excess deployable capital in the intermediate term 1 Excess capital generation represents amount of net income remaining after deploying organic capital.

As Reported Long-Term Business, Long-Term Success A global leader, differentiated market position Diversified platform, well-balanced risk profile Disciplined underwriter, proactive risk manager Long-term focused investment strategy balancing risks and returns Effective capital management Valuable franchise Book Value per Share (ex-AOCI)1 Total Return Growth2 1 Please refer to “Reconciliations of Non-GAAP Measures” in Appendix. 2 CAGR growth of book value per share ex-AOCI plus dividends. 3 Includes 1Q23. 15-Year 10.0% CAGR 10-Year 9.9% CAGR 5-Year 6.5% CAGR 10.4% CAGR3 Revised for LDTI Accounting Standard INVESTOR DAY 2023

LDTI Impacts LDTI reserve requirements apply to long-term mortality, morbidity, and longevity products Underlying economics of the business are unchanged LDTI reserve methodology generally expected to lead to reduced earnings volatility from claims,1 with some exceptions Significant expected future value in our in-force is more easily demonstrated No expected change to ratings or statutory capital measures 1 Potential earnings volatility in cohorts with a net premium ratio over 100 and cohorts with floored reserves. INVESTOR DAY 2023

Value of Business Subject to LDTI INVESTOR DAY 2023 Significant expected value from future underwriting margins on LDTI covered business Expected future underwriting margins of $23 billion as of December 31, 2022 on business subject to LDTI Represents the present value¹ of gross premiums less the present value of net premiums², present value of allowances, and deferred acquisition costs Values are derived from the estimated cash flows used to determine LDTI reserves, which are reviewed as part of the annual audit 1 Values are calculated on a pre-tax basis using the locked-in LDTI liability discount rates. The locked-in discount rates are determined at treaty inception. ² Net premiums represent the portion of future gross premiums, in addition to current reserves, required to meet expected future claims.

Strong business momentum, favorable industry dynamics, and current economic conditions driving increased targets Updated Financial Targets 1 Targets based on expected adjusted operating income. Adjusted operating EPS range is a compound annual growth rate. Strong returns on organic business and in-force and other transactions Attractive opportunities to grow market share, grow reinsurance market, and to grow underlying (insurance) market Comprehensive investment capabilities; higher interest rate environment Balanced approach to in-force management Adoption of LDTI Intermediate Term Financial Targets1 Adjusted Operating EPS Growth 8-10% Adjusted Operating ROE 11%-13% INVESTOR DAY 2023

Updated Financial Targets Pre-tax Adjusted Operating Income (Loss)1 Current Run Rate Intermediate Term CAGR U.S. and Latin America Traditional $280-310 4-7% U.S. and Latin America Asset-Intensive $260-290 2-4% U.S. and Latin America Capital Solutions $75-85 1-3% Canada Traditional $125-140 6-9% Canada Financial Solutions $15-20 EMEA Traditional $70-80 7-10% EMEA Financial Solutions $200-225 5-7% APAC Traditional $280-310 10-13% APAC Financial Solutions $155-165 14-16% Corporate and Other $(160)-(140) Total PTAOI $1,300-1,485 8-10% 1 $ in millions. Well-positioned in global markets with multiple growth drivers INVESTOR DAY 2023

Closing Remarks Relentless client focus; long-standing and trusted client relationships Notable business momentum across all geographies and business Strength of diversification proven through financial results Demonstrated resilience and ability to manage through changing conditions High quality and diversified investment portfolio, integrated with business strategy Industry dynamics are providing new opportunities to add to earnings power Strong balance sheet and financial strength ratings Well-positioned to deliver attractive financial returns for our shareholders Well-positioned to deliver long-term value INVESTOR DAY 2023 1 Targets based on expected adjusted operating income. Adjusted operating EPS range is a compound annual growth rate. Intermediate term financial targets: 8%-10% EPS1 CAGR 11%-13% ROE1

APPENDIX

Reconciliations of Non-GAAP Measures INVESTOR DAY 2023

Reconciliations of Non-GAAP Measures INVESTOR DAY 2023

Reconciliations of Non-GAAP Measures INVESTOR DAY 2023

Reconciliations of Non-GAAP Measures INVESTOR DAY 2023

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